Exhibit 10.1

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 17th day of July, 2017 among:

(a) ZAGG INC, a Delaware corporation (the “Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of March 3, 2016 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Borrowing Base”, “Letter of Credit Commitment”, “Maximum Amount”, “Maximum Revolving Amount”, “Permitted Foreign Subsidiary Loans, Guaranties and Investments”, “Seasonal Increase Period”, “Swing Line Commitment” and “Total Commitment” therefrom and to insert in place thereof, respectively, the following:

“Borrowing Base” means an amount equal to the total of the following:

(a) up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of the Borrowing Base Companies; plus

(b) up to eighty-five percent (85%) of the Appraised Inventory NOLV; plus

(c) during the Seasonal Increase Period, Fifteen Million Dollars ($15,000,000); minus

(d) Reserves, if any;

provided that (A) the aggregate amount of Eligible In-Transit Inventory included in the calculation of subpart (b) above shall not exceed the Eligible In-Transit Inventory Maximum Amount, (B) at no time shall the amount calculated pursuant to subpart (b) above exceed the amount calculated pursuant to subpart (a) above, and (C) anything herein to the contrary notwithstanding, the Administrative Agent shall at all times have the right to modify or reduce such percentages or dollar amount caps or other components of the Borrowing Base from time to time in its reasonable credit judgment.

“Letter of Credit Commitment” means the commitment of the Issuing Lender, on behalf of the Revolving Lenders, to issue Letters of Credit in an aggregate face amount of up to Forty Million Dollars ($40,000,000).

“Maximum Amount” means, for each Lender in accordance with its Applicable Commitment Percentage, the amount set forth opposite such Lender’s name under the column headed “Maximum Amount” as set forth on Schedule 1 hereto, subject to (a) decreases pursuant to Section 2.9(e) hereof, (b) adjustments in the Maximum Revolving Amount as set forth in the definition thereof, (c) decreases of the Term Loan by virtue of principal payments made, and (d) assignments of interests pursuant to Section 11.11 hereof; provided that the Maximum Amount for the Swing Line Lender shall exclude the Swing Line Commitment (other than its pro rata share), and the Maximum Amount of the Issuing Lender shall exclude the Letter of Credit Commitment (other than its pro rata share thereof).

“Maximum Revolving Amount” means (a) for the period from the Third Amendment Effective Date through December 31, 2017, One Hundred Thirty-Five Million Dollars ($135,000,000); (b) for the period from January 1, 2018 through May 31, 2018, One Hundred Ten Million Dollars ($110,000,000); and (c) for the period from June 1, 2018 and thereafter, One Hundred Million Dollars ($100,000,000), as such amount may be reduced pursuant to Section 2.9(e) hereof.

“Permitted Foreign Subsidiary Loans, Guaranties and Investments” means:

(a) the investments by the Borrower or a Domestic Subsidiary in a Foreign Subsidiary, in such amounts existing as of the Closing Date and set forth on Schedule 5.11 hereto;

(b) the loans by the Borrower or a Domestic Subsidiary to a Foreign Subsidiary, in such amounts existing as of the Closing Date and set forth on Schedule 5.11 hereto (and any extension, renewal or refinancing thereof but, only to the extent that the principal amount thereof does not increase after the Closing Date);

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(c) any investment by a Foreign Subsidiary in, or loan from a Foreign Subsidiary to, or guaranty from a Foreign Subsidiary of Indebtedness of, a Company;

(d) the loan from Borrower to ZAGG International Distribution Limited, a company organized under the laws of Ireland, in the amount of Two Million Dollars ($2,000,000), pursuant to that certain Intercompany Note dated as of April 5, 2017; and

(e) any other loan or investment by a Borrower or a Domestic Subsidiary in or to, or guaranty of Indebtedness of, a Foreign Subsidiary for the period from the Third Amendment Effective Date through March 31, 2018, in an aggregate amount for all such loans, investments and guaranties not to exceed Eight Million Dollars ($8,000,000) at any time outstanding during such period.

“Seasonal Increase Period” means the period from August 1, 2017 through September 30, 2017.

“Swing Line Commitment” means the commitment of the Swing Line Lender to make Swing Loans to the Borrower, on a discretionary basis, up to the aggregate amount at any time outstanding equal to ten percent (10%) of the Maximum Revolving Amount.

“Total Commitment Amount” means the sum of the Maximum Revolving Amount plus the principal outstanding on the Term Loan, as such amount may be decreased pursuant to Section 2.9(e) hereof.

2. Addition to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“Third Amendment Effective Date” means July 17, 2017.

3. Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

4. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a) deliver to the Administrative Agent, for delivery to each Lender, a replacement Revolving Credit Note in the amounts specified in Schedule 1 to the Credit Agreement;

(b) deliver to the Administrative Agent certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

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(c) execute and deliver to the Administrative Agent the Third Amendment Closing Fee Letter and pay to the Administrative Agent, for the benefit of the Lenders, the fees stated therein;

(d) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(e) pay all fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Third Amendment Effective Date as if made on the Third Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment and the Credit Agreement, as amended by this Amendment, constitute a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

6. Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.  References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

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8. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

10. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

ZAGG INC

By:	/s/ RANDALL L. HALES
Randall L. Hales
President

Signature Page 1 of 4 to Third Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender

By:	/s/ MICHAEL GUTIA
Michael Gutia
Vice President

Signature Page 2 of 4 to Third Amendment Agreement

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK

By:	/s/ ADAM WHITEFIELD
Name: Adam Whitefield
Title: Vice President

Signature Page 3 of 4 to Third Amendment Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ JAMES FALLAHAY
Name: James Fallahay
Title: Authorized Officer

Signature Page 4 of 4 to Third Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of July 17, 2017. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

ZAGG LLC			IFROGZ INC.
MOPHIE INC.

By:	ZAGG Inc, its Managing Member		ZAGG INTELLECTUAL PROPERTY HOLDING CO., INC.
ZAGG RETAIL, INC.
	By:	/s/ RANDALL L. HALES
		Randall L. Hales	By:	/s/ RANDALL L. HALES
		President		Randall L. Hales
President

MOPHIE LLC

By:	mophie Inc, its Managing Member

	By:	/s/ RANDALL L. HALES
Randall L. Hales
President

Signature Page to

Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS*

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	TERM LOAN COMMITMENT PERCENTAGE	TERM LOAN COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	36.36%	$49,090,909.08	36.36%	$6,060,606.06	$55,151,515.14
ZB, N.A. d/b/a Zions First National Bank	31.82%	$42,954,545.46	31.82%	$5,303,030.25	$48,257,575.71
JPMorgan Chase Bank, N.A.	31.82%	$42,954,545.46	31.82%	$5,303,030.25	$48,257,575.71
Total Commitment Amount	100%	$135,000,000.00	100%	$16,666,666.56	$151,666,666.56

* Amounts as of the date of the Third Amendment Agreement.

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